UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __ )
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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
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Morgan Stanley Investment Management

InFocus	February 19, 2010
Van Kampen, Morgan Stanley Proxy Campaign Now Under Way
In October, Van Kampen and Morgan Stanley retail asset management announced they had agreed to join forces with Invesco, one of the world’s premier investment-management firms. We believe the powerful combination of Van Kampen Investments, Morgan Stanley Investment Management’s retail asset-management business, and Invesco will bring together the best of each organization to provide meaningful solutions to clients.
This edition of In Focus is part of a series of communications we will issue in an effort to keep you and your clients informed of our progress in combining the Van Kampen, Morgan Stanley retail asset management, and Invesco product lines.
After careful consideration, the Boards of Trustees/Directors of approximately 90 Van Kampen and Morgan Stanley open-end funds approved a series of merger proposals that must be approved by a majority of each fund’s shareholders. The proposals, which represent the first step in integrating the fund families, are subject to shareholder approval at a series of special meetings scheduled to occur on May 11, 2010, unless otherwise noted.
Therefore, proxy statements outlining the proposals were mailed to all shareholders in February 2010.
Shareholders are being asked to consider the proposals approved by the Boards. Among the proposals under consideration are plans to:
•	Merge nearly 50 Van Kampen funds into corresponding Invesco Van Kampen shell funds.[1,2]
•	Merge nearly 40 Morgan Stanley retail funds into corresponding Invesco shell funds.[1,2]

[1]	The shell funds were created by Invesco for the purpose of acquiring the Van Kampen and Morgan Stanley retail funds. The proposed merger of the Van Kampen and Morgan Stanley funds into their corresponding shell funds is subject to shareholder approval.

[2]	The AIM Funds are distributed by Invesco Aim Distributors, Inc., which is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.
NOT FDIC INSURED | OFFER NO BANK GUARANTEE | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY | NOT A DEPOSIT

•	Merge the Van Kampen Retirement Strategy Funds into the AIM Balanced-Risk Retirement Funds.[2]

•	Merge two Van Kampen money market funds into two AIM money market funds.
Proxy Solicitation Process
We encourage shareholders to exercise their proxy and vote their shares. As such, in support of this initiative, Computershare Fund Services may contact shareholders of the affected Van Kampen and Morgan Stanley funds by telephone and encourage them to vote their shares.
As with all of our proxy solicitation campaigns, we direct Computershare to prioritize calls by the number of shares owned—those shareholders with the greatest number of shares will be contacted during the early stages of the call campaign.
We will announce the results of the meetings shortly after they have completed and/ or adjourned. Post-meeting announcements will be available on vankampen.com and morganstanley.com/im, as applicable.
For those funds that are unable to attain quorum and, therefore, unable to secure the necessary votes, we will adjourn the meeting and announce a new meeting date. Please note: Funds that have adjourned will continue to be part of the proxy solicitation campaign; the process does not end until a quorum has been met and the necessary votes have been received. Therefore, shareholders may be contacted again in an effort to reach a quorum.
Commonly Asked Questions
For your convenience, we’ve compiled a list of Commonly Asked Questions pertaining to our current proxy campaign. You can also find more details about the proposals—and an additional Q&A—in the Financial Professional section of vankampen.com or morganstanley.com/im, as applicable.
1. When will you be able to provide symbol and cusip information for the funds moving to Invesco?
Any new symbol or cusip information will be available approximately 75 days prior to the merger of assets. Currently, we anticipate the proposed fund mergers—which are subject to shareholder approval—will occur in mid-2010. Please see below for more information.
Van Kampen and Morgan Stanley Retail Funds
The funds’ assigned symbols will not change, but new cusips will need to be assigned. In addition, Invesco will also assign a new Class Y share to certain funds. The Class Y shares, which correspond to Van Kampen’s Class I shares, will feature the same minimum initial investment amount as the Class A, B and C shares: $1,000.
We anticipate the new cusips and the Class Y symbols will be available approximately 75 days prior to the merger of assets, which is currently scheduled to occur in mid-2010.

Important Dates3

February 19-25	Proxies begin mailing to shareholders

March 1	Computershare Fund Services begins calling shareholders

May 11	Shareholder meetings commence

[3]	Dates are subject to change.
2                FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Van Kampen’s Retirement Strategy, Money Market and Tax Free Money Funds
Because these funds are merging into existing AIM Funds, the funds’ assigned symbols and cusips will change. In addition, Invesco will also assign a new Class Y share for the Retirement Strategy Fund. The Class Y shares, which correspond to Van Kampen’s Class I shares, will feature the same minimum initial investment amount as the Class A, B and C shares: $1,000.
We anticipate the new symbol and cusip information will be available approximately 75 days prior to the merger of assets, which is currently scheduled to occur in mid-2010.
2. When will the Van Kampen and Morgan Stanley funds merge into their corresponding Invesco shell funds?
The merger of assets is subject to shareholder approval at a series of shareholder meetings, which are scheduled to begin on or about May 11, 2010. Assuming shareholder approval is obtained, we anticipate the merger of assets will occur in mid-2010. We intend to conduct the merger over a weekend to ensure a smooth transition.
3. Will the track records for the Van Kampen and Morgan Stanley funds carry over to their corresponding Invesco shell funds?
In many cases, yes. If an existing Van Kampen or Morgan Stanley fund moves to Invesco and some—or all—of the portfolio management team’s current members continue to manage the fund at Invesco, then the fund’s current track record will carry over.
However, for those Van Kampen or Morgan Stanley funds where members of the current portfolio management team are not moving to Invesco, the fund’s track record will not carry over to the corresponding Invesco shell fund.
4. Will clients’ account numbers change?
In some instances, yes, a Van Kampen or a Morgan Stanley client’s account number may change. This should be a minimal impact and clients will be notified of the change.
5. Will the Van Kampen and Morgan Stanley funds be renamed, post-merger?
Assuming shareholder approval is obtained, the funds will be merged into the applicable Invesco shell fund and assume the name of that fund. Please refer to the table below for examples of the new naming convention.

Name: Current	Name: Post-Transaction Close

Van Kampen Equity and Income Fund	Invesco Van Kampen Equity and Income Fund

Van Kampen LIT Comstock Portfolio	Invesco Van Kampen V.I. Comstock Fund

UIF Equity and Income Portfolio	Invesco Van Kampen V.I. Equity and Income Fund

Morgan Stanley Dividend Growth Securities Inc.	Invesco Dividend Growth Securities Fund

Morgan Stanley Select Dimensions Dividend Growth Portfolio	Invesco V.I. Select Dimensions Dividend Growth Fund

Morgan Stanley Variable Investment Series Dividend Growth Portfolio	Invesco V.I. Dividend Growth Fund
For a more complete list of fund names, visit vankampen.com and morganstanley.com, as applicable.

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	3

6. When are the shareholder meetings?
The shareholder meetings for most funds are currently scheduled to occur on May 11, 2010.
7. How are you communicating these proposed changes to my clients?
In addition to the fund supplements issued in January 2010, we mailed proxy materials to shareholders in February 2010. In the coming days, Computershare Fund Services, working on behalf of the funds, may contact shareholders by phone and encourage them to vote their shares during the shareholder meetings.
8. How often will you contact my clients?4
All shareholders will be contacted at least once by mail. However, as with any proxy solicitation campaign, we may contact some shareholders by phone. Shareholders contacted on our behalf by Computershare Fund Services will be encouraged to vote their full shares at a series of shareholder meetings, currently scheduled to occur on May 11, 2010. Should any of the meetings fail to meet quorum, we will adjourn the meetings and schedule another series of meetings. Our proxy solicitation efforts—both by mail and by phone—will continue in support of the rescheduled meetings. Our solicitation efforts will complete once we have succeeded in securing the necessary votes.
9. What steps must I take?
All votes matter. As such, we encourage shareholders to vote their full shares. Should you choose to contact your clients regarding this issue, or should your clients contact you with any questions, we encourage you to review the proxy statements with them—and be sure to encourage them to vote their full shares.
Shareholders can vote online, by phone or by mail. They should refer to their proxy cards for specific Web addresses and phone numbers. For those shareholders who choose to return their proxy cards by mail, they should indicate their vote and sign their cards. Shareholders should refer to their proxy materials for additional information.

Questions?
For additional information, or to view the prospectuses, visit vankampen.com or morganstanley.com/im, as applicable.
Van Kampen Funds

National Account Management	800-225-2222

VA and DC Home Office contact:

Your relationship manager

Financial Advisors contact:

National Broker/Dealer Division	800-826-5267
Financial Institutions Division	800-852-2656
Financial Advisors Division	800-421-7571

Morgan Stanley Funds

Financial Advisors contact:

Morgan Stanley Fund Sales	888-880-MSIM (6746)
Morgan Stanley Wealth Advisory Group	800-409-5412

[4]	Please note: As with any proxy campaign, we do have a process in place to accommodate those shareholders who do not wish to be called. For more information on this process please contact your MSSB Regional Management team.
Risk Considerations: There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the fund.
Van Kampen Funds Inc. is the distributor for the Van Kampen funds and the Van Kampen Life Investment Trust. Morgan Stanley Distributors Inc. is the distributor for the Morgan Stanley Investment Advisor Funds, Select Dimensions Investment Series and Variable Investment Series are distributed by Morgan Stanley Distributors Inc. Morgan Stanley Distribution, Inc. is the distributor for Morgan Stanley Institutional Funds Inc., Morgan Stanley Institutional Fund Trust and Universal Institutional Funds. Invesco Distributors, Inc. is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.
Please ask your clients to consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the fund and can be obtained by contacting you, the financial professional, or by downloading one at morganstanley.com/im or vankampen.com as applicable. Encourage them to read the prospectus and/or summary prospectus carefully before investing.
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Morgan Stanley Investment Management

Morgan Stanley Investment Management

InFocus	February 19, 2010
Van Kampen, Morgan Stanley Proxy Campaign Now Under Way
In October, Van Kampen and Morgan Stanley retail asset management announced they had agreed to join forces with Invesco, one of the world’s premier investment-management firms. We believe the powerful combination of Van Kampen Investments, Morgan Stanley Investment Management’s retail asset-management business, and Invesco will bring together the best of each organization to provide meaningful solutions to clients.
This edition of In Focus is part of a series of communications we will issue in an effort to keep you and your clients informed of our progress in combining the Van Kampen, Morgan Stanley retail asset management, and Invesco product lines.
After careful consideration, the Boards of Trustees/Directors of approximately 90 Van Kampen and Morgan Stanley open-end funds approved a series of merger proposals that must be approved by a majority of each fund’s shareholders. The proposals, which represent the first step in integrating the fund families, are subject to shareholder approval at a series of special meetings scheduled to occur on May 11, 2010, unless otherwise noted.
Therefore, proxy statements outlining the proposals were mailed to all shareholders in February 2010.
Shareholders are being asked to consider the proposals approved by the Boards. Among the proposals under consideration are plans to:
•	Merge nearly 50 Van Kampen funds into corresponding Invesco Van Kampen shell funds.[1,2]

•	Merge nearly 40 Morgan Stanley retail funds into corresponding Invesco shell funds.[1,2]

[1]	The shell funds were created by Invesco for the purpose of acquiring the Van Kampen and Morgan Stanley retail funds. The proposed merger of the Van Kampen and Morgan Stanley funds into their corresponding shell funds is subject to shareholder approval.

[2]	The AIM Funds are distributed by Invesco Aim Distributors, Inc., which is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.
NOT FDIC INSURED | OFFER NO BANK GUARANTEE | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY | NOT A DEPOSIT

•	Merge the Van Kampen Retirement Strategy Funds into the AIM Balanced-Risk Retirement Funds.[2]

•	Merge two Van Kampen money market funds into two AIM money market funds.
Proxy Solicitation Process
We encourage shareholders to exercise their proxy and vote their shares. As such, in support of this initiative, Computershare Fund Services may contact shareholders of the affected Van Kampen and Morgan Stanley funds by telephone and encourage them to vote their shares.
As with all of our proxy solicitation campaigns, we direct Computershare to prioritize calls by the number of shares owned—those shareholders with the greatest number of shares will be contacted during the early stages of the call campaign.
We will announce the results of the meetings shortly after they have completed and/ or adjourned. Post-meeting announcements will be available on vankampen.com and morganstanley.com/im, as applicable.
For those funds that are unable to attain quorum and, therefore, unable to secure the necessary votes, we will adjourn the meeting and announce a new meeting date. Please note: Funds that have adjourned will continue to be part of the proxy solicitation campaign; the process does not end until a quorum has been met and the necessary votes have been received. Therefore, shareholders may be contacted again in an effort to reach a quorum.
Commonly Asked Questions
For your convenience, we’ve compiled a list of Commonly Asked Questions pertaining to our current proxy campaign. You can also find more details about the proposals—and an additional Q&A—in the Financial Professional section of vankampen.com or morganstanley.com/im, as applicable.
1. When will you be able to provide symbol and cusip information for the funds moving to Invesco?
Any new symbol or cusip information will be available approximately 75 days prior to the merger of assets. Currently, we anticipate the proposed fund mergers—which are subject to shareholder approval—will occur in mid-2010. Please see below for more information.
Van Kampen and Morgan Stanley Retail Funds
The funds’ assigned symbols will not change, but new cusips will need to be assigned. In addition, Invesco will also assign a new Class Y share to certain funds. The Class Y shares, which correspond to Van Kampen’s Class I shares, will feature the same minimum initial investment amount as the Class A, B and C shares: $1,000.
We anticipate the new cusips and the Class Y symbols will be available approximately 75 days prior to the merger of assets, which is currently scheduled to occur in mid-2010.

Important Dates3

February 19-25	Proxies begin mailing to shareholders

March 1	Computershare Fund Services begins calling shareholders

May 11	Shareholder meetings Commence

[3]	Dates are subject to change.
2      FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Van Kampen’s Retirement Strategy, Money Market and Tax Free Money Funds
Because these funds are merging into existing AIM Funds, the funds’ assigned symbols and cusips will change. In addition, Invesco will also assign a new Class Y share for the Retirement Strategy Fund. The Class Y shares, which correspond to Van Kampen’s Class I shares, will feature the same minimum initial investment amount as the Class A, B and C shares: $1,000.
We anticipate the new symbol and cusip information will be available approximately 75 days prior to the merger of assets, which is currently scheduled to occur in mid-2010.
2. When will the Van Kampen and Morgan Stanley funds merge into their corresponding Invesco shell funds?
The merger of assets is subject to shareholder approval at a series of shareholder meetings, which are scheduled to begin on or about May 11, 2010. Assuming shareholder approval is obtained, we anticipate the merger of assets will occur in mid-2010. We intend to conduct the merger over a weekend to ensure a smooth transition.
3. Will the track records for the Van Kampen and Morgan Stanley funds carry over to their corresponding Invesco shell funds?
In many cases, yes. If an existing Van Kampen or Morgan Stanley fund moves to Invesco and some—or all—of the portfolio management team’s current members continue to manage the fund at Invesco, then the fund’s current track record will carry over.
However, for those Van Kampen or Morgan Stanley funds where members of the current portfolio management team are not moving to Invesco, the fund’s track record will not carry over to the corresponding Invesco shell fund.
4. Will clients’ account numbers change?
In some instances, yes, a Van Kampen or a Morgan Stanley client’s account number may change. This should be a minimal impact and clients will be notified of the change.
5. Will the Van Kampen and Morgan Stanley funds be renamed, post-merger?
Assuming shareholder approval is obtained, the funds will be merged into the applicable Invesco shell fund and assume the name of that fund. Please refer to the table below for examples of the new naming convention.

Name: Current	Name: Post-Transaction Close
Van Kampen Equity and Income Fund	Invesco Van Kampen Equity and Income Fund

Van Kampen LIT Comstock Portfolio	Invesco Van Kampen V.I. Comstock Fund

UIF Equity and Income Portfolio	Invesco Van Kampen V.I. Equity and Income Fund

Morgan Stanley Dividend Growth Securities Inc.	Invesco Dividend Growth Securities Fund

Morgan Stanley Select Dimensions Dividend Growth Portfolio	Invesco V.I. Select Dimensions Dividend Growth Fund

Morgan Stanley Variable Investment Series Dividend Growth Portfolio	Invesco V.I. Dividend Growth Fund
For a more complete list of fund names, visit vankampen.com and morganstanley.com, as applicable.

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	3

6. When are the shareholder meetings?
The shareholder meetings for most funds are currently scheduled to occur on May 11, 2010.
7. How are you communicating these proposed changes to my clients?
In addition to the fund supplements issued in January 2010, we mailed proxy materials to shareholders in February 2010. In the coming days, Computershare Fund Services, working on behalf of the funds, may contact shareholders by phone and encourage them to vote their shares during the shareholder meetings.
8. How often will you contact my clients?
All shareholders will be contacted at least once by mail. However, as with any proxy solicitation campaign, we may contact some shareholders by phone. Shareholders contacted on our behalf by Computershare Fund Services will be encouraged to vote their full shares at a series of shareholder meetings, currently scheduled to occur on May 11, 2010. Should any of the meetings fail to meet quorum, we will adjourn the meetings and schedule another series of meetings. Our proxy solicitation efforts—both by mail and by phone—will continue in support of the rescheduled meetings. Our solicitation efforts will complete once we have succeeded in securing the necessary votes.
9. What steps must I take?
All votes matter. As such, we encourage shareholders to vote their full shares. Should you choose to contact your clients regarding this issue, or should your clients contact you with any questions, we encourage you to review the proxy statements with them—and be sure to encourage them to vote their full shares.
Shareholders can vote online, by phone or by mail. They should refer to their proxy cards for specific Web addresses and phone numbers. For those shareholders who choose to return their proxy cards by mail, they should indicate their vote and sign their cards. Shareholders should refer to their proxy materials for additional information.

Questions?
For additional information, or to view the prospectuses, visit vankampen.com or morganstanley.com/im, as applicable.
Van Kampen Funds

National Account Management	800-225-2222

VA and DC Home Office contact:

Your relationship manager

Financial Advisors contact:

National Broker/Dealer Division	800-826-5267
Financial Institutions Division	800-852-2656
Financial Advisors Division	800-421-7571

Morgan Stanley Funds

Financial Advisors contact:

Morgan Stanley Fund Sales	888-880-MSIM (6746)
Morgan Stanley Wealth Advisory Group	800-409-5412
Risk Considerations: There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the fund.
Van Kampen Funds Inc. is the distributor for the Van Kampen funds and the Van Kampen Life Investment Trust. Morgan Stanley Distributors Inc. is the distributor for the Morgan Stanley Investment Advisor Funds, Select Dimensions Investment Series and Variable Investment Series are distributed by Morgan Stanley Distributors Inc. Morgan Stanley Distribution, Inc. is the distributor for Morgan Stanley Institutional Funds Inc., Morgan Stanley Institutional Fund Trust and Universal Institutional Funds. Invesco Distributors, Inc. is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.
Please ask your clients to consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the fund and can be obtained by contacting you, the financial professional, or by downloading one at morganstanley.com/im or vankampen.com as applicable. Encourage them to read the prospectus and/or summary prospectus carefully before investing.
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Morgan Stanley Investment Management

Van Kampen Funds Inc. 1 Parkview Plaza – Suite 100 P.O. Box 5555 Oakbrook Terrace, IL 60181-5555
February 19, 2010
[FA Name]
[Company]
[Address]
[City, State, Zip Code]
Dear Financial Advisor:
In October, Van Kampen announced that it had agreed to join forces with Invesco, one of the world’s premier investment-management firms. We believe the powerful combination of Van Kampen Investments and Invesco will bring together the best of each organization to provide meaningful solutions to clients.
After careful consideration, the Boards of the Van Kampen funds approved a series of merger proposals that are subject to shareholder approval at a series of special meetings scheduled to occur on or about May 11, 2010.
Therefore, proxy statements outlining the proposals will mail to your clients in February 2010.
Your clients will be asked to consider the proposals approved by the Boards. We encourage your clients to exercise their proxy and vote their shares. As such, in support of this initiative, Computershare Fund Services may contact shareholders of the affected Van Kampen funds by telephone and encourage them to vote their shares.
If, in the meantime, you have any questions, you can find proxy documents, the list of Van Kampen funds, voting instructions, and questions and answers at vankampen.com/faproxy or contact me at today at:
Wirehouses and National Banks: 800-826-5267 Broker Dealers: 800-421-0807 Financial Planners and Regional Banks: 800-421-7571
Sincerely,
[RVP Name]
Regional Vice President
Van Kampen Investments
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.
Please ask your clients to consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The prospectus and, if available, the summary prospectus, contain this and other information about the fund and can be obtained by contacting you, the financial professional, or by downloading one at vankampen.com. Encourage them to read the prospectus and/or summary prospectus carefully before investing.
There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a fund.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. It is an indirect subsidiary of Invesco Ltd.
Van Kampen is a wholly owned subsidiary of a global securities firm that is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
www.vankampen.com
Copyright © 2010. Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.